ADVANCED SERIES TRUST

AST Legg Mason Diversified Growth Portfolio

Supplement dated October 26, 2020 to the
Currently Effective Prospectus
and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust relating to the AST Legg Mason Diversified Growth Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract.  For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Jacqueline Hurley, CFA and Christopher W. Floyd, CFA will replace Stephen A. Lanzendorf, CFA as Portfolio Managers for the Portfolio.

To reflect this change, the Trust’s Prospectus and SAI is hereby revised as follows:

I.	All references and information pertaining to Stephen A. Lanzendorf, CFA are hereby deleted.
II.

The table in the section of the Prospectus entitled “Summary: AST Legg Mason Diversified Growth Portfolio – Management of the Portfolio” is hereby revised by adding the following with respect to Ms. Hurley and Mr. Floyd:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	QS Investors	Jacqueline Hurley, CFA	Portfolio Manager	October 2020
		Christopher W. Floyd, CFA	Portfolio Manager	October 2020

III.	The following hereby replaces the fourth paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Legg Mason Diversified Growth Portfolio”:

QS Investors’ Active Equity Portfolio Management Team manages the assets allocated to QS Investors. Members of the investment team may change from time to time.  Russell Shtern, Jacqueline Hurley, and Christopher Floyd have strategic investment oversight of these assets.  Biographies for Russell Shtern, Jacqueline Hurley, and Christopher Floyd are provided below.

IV.	The following is hereby added after the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Manager – AST Legg Mason Diversified Growth Portfolio”

Jacqueline Hurley is a member of the Global Equity Portfolio Management group.  Prior to joining QS Investors, Ms. Hurley was at Deutsche Asset Management from 2008 to 2010.  Prior to joining Deutsche Asset Management, she had four years of experience as a consultant at Bearing Point and Accenture.  Ms. Hurley has a BA in Computer Science from Colgate University and a MBA in Finance & Accounting from University of Michigan, Ross School of Business.

Christopher Floyd is a member of the Global Equity Portfolio Management group.  Prior to joining QS Investors, Mr. Floyd was a developed markets Senior Portfolio Manager at Batterymarch Financial Management from 2012 to 2014.  At Batterymarch, he also served as a Portfolio Manager from 2003 to 2012 and Quantitative Analyst from 2000 to 2003.  Prior to joining Batterymarch, Mr. Floyd performed market analysis at Urban & Associates and worked with retirement plans at Bay State Federal Savings Bank.  Mr. Floyd has a BA in Economics from Dartmouth College and a MBA from Cornell University.

V.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Legg Mason Diversified Growth Portfolio” is hereby revised by adding the following disclosure:

Subadviser	Portfolio Managers	Registered Investment Companies* (in millions)	Other Pooled Investment Vehicles* (in millions)	Other Accounts* (in millions)	Ownership of Portfolio Securities*
QS Investors, LLC	Jacqueline Hurley, CFA	13/$2,034	7/$346	8/$231	None
	Christopher W. Floyd, CFA	13/$2,034	7/$346	8/$231	None

                                             *As of September 30, 2020.  Assets are preliminary and subject to change.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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